                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                       EOP OPERATING LIMITED PARTNERSHIP

                               OFFER TO EXCHANGE

    6.375% NOTES DUE 2003 FOR ANY AND ALL OUTSTANDING 6.375% NOTES DUE 2003 6.625% NOTES DUE 2005 FOR ANY AND ALL OUTSTANDING 6.625% NOTES DUE 2005 6.750% NOTES DUE 2008 FOR ANY AND ALL OUTSTANDING 6.750% NOTES DUE 2008 7.250% NOTES DUE 2018 FOR ANY AND ALL OUTSTANDING 7.250% NOTES DUE 2018 6.376% MANDATORY PAR PUT REMARKETED SECURITIES(SM) DUE 2012 FOR ANY AND
  ALL OUTSTANDING 6.376% MANDATORY PAR PUT REMARKETED SECURITIES(SM) DUE 2012 7.24% SENIOR NOTES DUE 2004 FOR ANY AND ALL OUTSTANDING 7.24% SENIOR NOTES DUE
                                      2004
 7.36% SENIOR NOTES DUE 2005 FOR ANY AND ALL OUTSTANDING 7.36% SENIOR NOTES DUE
                                      2005
 7.44% SENIOR NOTES DUE 2006 FOR ANY AND ALL OUTSTANDING 7.44% SENIOR NOTES DUE
                                      2006
 7.41% SENIOR NOTES DUE 2007 FOR ANY AND ALL OUTSTANDING 7.41% SENIOR NOTES DUE
                                      2007

              PURSUANT TO THE PROSPECTUS DATED             , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY EOP OPERATING LIMITED PARTNERSHIP.

                 The Exchange Agent for the Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY

          By Mail:             By Facsimile Transmission:   By Overnight Delivery or Hand:
          --------             --------------------------   ------------------------------
   State Street Bank and       (For Eligible Institutions       State Street Bank and
       Trust Company                     Only)                      Trust Company
        P.O. Box 778                 (617) 664-5232            Two International Place
           Boston                                                     4th Floor
  Massachusetts 02102-0778       Confirm by Telephone:       Boston Massachusetts 02110
 Attention: Corporate Trust          (617) 664-5590          Attention: Corporate Trust
           Window                                                      Window

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW).

     Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service. Facsimile transmission is available to a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution").

     This Letter of Transmittal is to be completed by holders of Private Notes (as defined below) either if Private Notes are to be forwarded herewith or if tenders of Private Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The

Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                            ------------------------

     The undersigned hereby acknowledges receipt and review of the Prospectus
dated             , 1998 (the "Prospectus") of EOP Operating Limited
Partnership, a Delaware limited partnership (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to provide Holders (as defined below) of its outstanding 6.375% Notes due 2003 (the "2003 Notes"), 6.625% Notes due 2005 (the "2005 Notes"), 6.750% Notes due 2008 (the "2008 Notes"), 7.250% Notes due 2018
(the "2018 Notes" and, together with the 2003 Notes, the 2005 Notes and the 2008 Notes, the "$1.25 Billion Notes"), 6.376% MandatOry Par Put Remarketed Securities(SM) due 2012 (the "MOPPRS"), 7.24% Senior Notes due 2004 (the "2004 Senior Notes"), 7.36% Senior Notes due 2005 (the "2005 Senior Notes"), 7.44% Senior Notes due 2006 (the "2006 Senior Notes") and the 7.41% Senior Notes due 2007 (the "2007 Senior Notes" and, together with the 2004 Senior Notes, the 2005 Senior Notes and the 2006 Senior Notes, the "$180 Million Notes"), the opportunity to exchange such notes, for the 6.375% Notes due 2003, 6.625% Notes due 2005, 6.750% Notes due 2008, 7.250% Notes due 2018, 6.376% MandatOry Par Put Remarketed Securities(SM) due 2012 (the "Exchange MOPPRS"), 7.24% Senior Notes due 2004, 7.36% Senior Notes due 2005, 7.44% Senior Notes due 2006 and the 7.41% Senior Notes due 2007, respectively, offered pursuant to the Prospectus (collectively, the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. The $1.25 Billion Notes, the MOPPRS and the $180 Million Notes are sometimes collectively referred to as the "Private Notes." Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Private Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes must complete this Letter of Transmittal in its entirety. Notwithstanding the foregoing, Holders of Private Notes eligible to utilize DTC's Automated Tender Offer Program ("ATOP"), who have opted to comply with the ATOP procedures set forth in the Prospectus under the caption "Exchange Offer -- Procedures for Tendering," need not complete, sign or deliver this Letter of Transmittal.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     IF YOU WISH TO EXCHANGE PRIVATE NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) PRIVATE NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS CONTAINED HEREIN MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     Please list below the Private Notes to which this Letter of Transmittal relates. If the space below is inadequate, please list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.


                                  DESCRIPTION OF PRIVATE NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF 2003 NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                    DESCRIPTION OF 2005 NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                    DESCRIPTION OF 2008 NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------

     (1) Unless otherwise indicated, any tendering Holder of Private Notes will be deemed to have tendered the entire aggregate principal amount represented by such Private Notes. All tenders (i) of $1.25 Billion Notes or MOPPRS must be in minimum denominations of $100,000 aggregate principal amount and integral multiples of $1,000 in excess thereof; and (ii) of $180 Million Notes must be tendered in integral multiples of $1,000 principal amount.


                                    DESCRIPTION OF 2018 NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                      DESCRIPTION OF MOPPRS TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                DESCRIPTION OF 2004 SENIOR NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                DESCRIPTION OF 2004 SENIOR NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                DESCRIPTION OF 2005 SENIOR NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                DESCRIPTION OF 2006 SENIOR NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                DESCRIPTION OF 2007 SENIOR NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
==========================================================================================================
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------

                            TENDER OF PRIVATE NOTES
--------------------------------------------------------------------------------

   [ ] Check here if tendered Private Notes are enclosed herewith.

   [ ] Check here if tendered Private Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC and complete the following (For Use By Eligible Institutions Only):

     Name of Tendering Institution:

  ------------------------------------------------------------------------------

     DTC Account Number:
     ------------------------------------------------------------------------

     Transaction Code Number:
     ------------------------------------------------------------------------

   [ ] Check here if tendered Private Notes are being delivered pursuant to a Notice of Guaranteed Delivery enclosed herewith and complete the following (For Use By Eligible Institutions Only):

     Name of Registered Note Holder(s):
     -----------------------------------------------------------------------

     Window Ticket Number (if any):

     ---------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
     -------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery:
     -----------------------------------------------------

   [ ] Check here if you are a broker-dealer who acquired the Private Notes for its own account as a result of market making or other trading activities (a "Participating Broker-Dealer") and wish to receive additional copies of the Prospectus and any amendments or supplements thereto. In such case, please complete the following:

     Name:
     ------------------------------------------------------------------------

     Address:
     ------------------------------------------------------------------------

     Area Code and Telephone Number:

       -------------------------------------------------------------------------

     Contact Person:
     ------------------------------------------------------------------------

     Quantity:
     ------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company the above described aggregate principal value of Private Notes in exchange for a like aggregate principal value of Exchange Notes, upon the terms and subject to the conditions set forth in the Prospectus.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Private Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Private Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Company in connection with the Exchange Offer) with respect to the tendered Private Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Private Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms and conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE PRIVATE NOTES TENDERED HEREBY AND TO ACQUIRE THE EXCHANGE NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED PRIVATE NOTES, AND THAT, WHEN SUCH PRIVATE NOTES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE PRIVATE NOTES TENDERED HEREBY, INCLUDING THE TRANSFER OF SUCH PRIVATE NOTES ON THE ACCOUNT BOOKS MAINTAINED BY DTC. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The undersigned understands that tenders of Private Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Private Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Private Notes tendered hereby.

     The undersigned, if a Holder of $1.25 Billion Notes or MOPPRS, hereby waives the right to receive any payment in respect of interest on the $1.25 Billion Notes or MOPPRS, as the case may be, accrued from the later of February 18, 1998 or the Interest Payment Date immediately preceding the date of issuance of the $1.25 Billion Exchange Notes or Exchange MOPPRS, as applicable, to the date of issuance of the $1.25 Billion Exchange Notes or Exchange MOPPRS, as applicable. The undersigned, if a Holder of $180 Million Notes, hereby waives the right to receive any payment in respect of interest on the $180 Million Notes accrued from the Interest Payment Date immediately preceding the date of issuance of the $180 Million Exchange Notes to the date of issuance of the $180 Million Exchange Notes. Interest on the Private Notes which are exchanged for the Exchange Notes will cease to accrue on the day preceding the date of issuance of the Exchange Notes. Interest payable on the first Interest Payment Date with respect to the Exchange Notes will include accrued but unpaid interest due on the Private Notes (which they replace) for the period from the later of
(i) with respect to the $1.25 Billion Exchange Notes and the Exchange MOPPRS, February 18, 1998 or (ii) the Interest Payment Date immediately preceding the date of issuance of the applicable Exchange Notes (currently expected to be the Interest Payment Date of March 1, 1998 with respect to the $180 Million Notes) to the date of such issuance and will be paid to persons in whose name the applicable Exchange Notes are registered in the security register applicable to the Exchange Notes as of the close of business on the date 15 days prior to such payment date.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes issued in exchange for Private Notes accepted for exchange be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Private Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Private Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Private Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature. In the event that "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, the undersigned hereby directs that the Exchange Notes issued in exchange for Private Notes accepted for exchange be issued in the name(s) of and/or delivered to, and any Private Notes not tendered or not exchanged be returned to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered for exchange.

     The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Staff") and that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is (i) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) a broker-dealer that acquired the Private Notes in a transaction other than as part of its market-making or other trading activities), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes.

     BY TENDERING PRIVATE NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY FURTHER REPRESENTS AND WARRANTS THAT: (I) NEITHER THE HOLDER NOR ANY OTHER PERSON RECEIVING EXCHANGE NOTES FROM THE HOLDER IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT; (II) THE EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED IN EXCHANGE FOR PRIVATE NOTES TENDERED HEREBY ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, WHETHER OR NOT THE UNDERSIGNED IS THE HOLDER; (III) NEITHER THE UNDERSIGNED NOR ANY OTHER PERSON RECEIVING EXCHANGE NOTES IS ENGAGING IN OR INTENDS TO ENGAGE IN A DISTRIBUTION OF THE EXCHANGE NOTES, AND (IV) NEITHER THE UNDERSIGNED NOR ANY OTHER PERSON RECEIVING EXCHANGE NOTES HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER.

     BY TENDERING PRIVATE NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF PRIVATE NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF TO THIRD PARTIES, THAT (A) SUCH PRIVATE NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH PRIVATE NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY SALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of the Exchange Notes received in exchange for Private Notes for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating

Broker-Dealer. In that regard, each Participating Broker-Dealer, by tendering such Private Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be, if the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Private Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Private Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC, as promptly as practicable after the Expiration Date.

     Please be advised that the Company is registering the Exchange Notes in reliance on the position of the Staff enunciated in Exxon Capital Holdings Corp. (available April 13, 1989) and Morgan Stanley & Co. Incorporated (available June 5, 1991). The Company has not entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes to be received in the Exchange Offer. In this regard, the undersigned is aware that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes to be acquired in the Exchange Offer, the undersigned (a) may not rely on the Staff position enunciated in Exxon Capital Holdings Corp. or interpretative letters to similar effect and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The undersigned is aware that such a secondary resale transaction by a person participating in the Exchange Offer for the purpose of distributing the Exchange Notes should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K.

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, AND 6)
To be completed ONLY if the Exchange Notes or any Private Notes delivered, but not tendered for exchange, are to be sent to someone other than the registered holder of the Private Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.
Issue: [ ] Exchange Notes and/or
       [ ] Private Notes delivered but not tendered for exchange:

Name(s)
-------------------------------------------------------
                  (Please Print)

Address:
-------------------------------------------------------
                  (Please Print)

-------------------------------------------------------
             (Please Include ZIP Code)

-------------------------------------------------------
          (Telephone number with Area Code)

-------------------------------------------------------
                     Tax ID Number

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, AND 6)

To be completed ONLY if the Exchange Notes or any Private Notes delivered, but not tendered for exchange, are to be issued in the name of someone other than the registered holder of the Private Notes whose name(s) appear(s) above.
Issue: [ ] Exchange Notes and/or
       [ ] Private Notes delivered but not tendered for exchange:

Name(s)
------------------------------------------------------
                      (Please Print)

Address:
-------------------------------------------------------
                      (Please Print)

-------------------------------------------------------
                 (Please Include ZIP Code)

-------------------------------------------------------
             (Telephone number with Area Code)

-------------------------------------------------------
                      Tax ID Number

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
             (Please Complete Substitute Form W-9 Contained Herein)
       (Note: Signatures Must be Guaranteed if Required by Instruction 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates for the Private Notes tendered (or, in the case of book-entry securities, on the relevant security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company to comply with the restrictions on transfer applicable to the Private Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer or a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

X
-----------------------------------------------------
X
-----------------------------------------------------
  (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date:
-----------------------------------------, 1998
Name(s):
------------------------------------------------------
------------------------------------------------------
                  (PLEASE PRINT)

Capacity:
------------------------------------------------------
Address:
------------------------------------------------------
------------------------------------------------------
                  (PLEASE INCLUDE ZIP CODE)
Telephone No. (with area code):
------------------------------------------------------
Tax ID No.:
------------------------------------------------------
                            GUARANTEE OF SIGNATURES
                        (See Instruction 2 and 5 below)
                     Certain Signatures Must be Guaranteed
                           by an Eligible Institution

------------------------------------------------------
                  (AUTHORIZED SIGNATURE)

------------------------------------------------------
                  (CAPACITY (FULL TITLE))

------------------------------------------------------

------------------------------------------------------
(NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)

------------------------------------------------------
     (ADDRESS OF FIRM -- PLEASE INCLUDE ZIP CODE)

------------------------------------------------------

Telephone No. (with area code) of Firm:

------------------------------------------------------

Date:
-----------------------------------------, 1998

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND PRIVATE NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Certificates representing, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of, such Private Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     Holders who wish to tender their Private Notes and (i) whose Private Notes are not immediately available or (ii) who cannot deliver their Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Private Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined on the cover hereof); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates (or a Book-Entry Confirmation) representing all tendered Private Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Private Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT, IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. NO SIGNATURE GUARANTEE ON THIS LETTER OF TRANSMITTAL IS REQUIRED IF:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Private Notes) of Private Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Private Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Private Notes Tendered" is inadequate, the certificate number(s) and/or the aggregate principal amount of Private Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS.If less than all the Private Notes evidenced by any certificate submitted are to be tendered, fill in the aggregate principal amount of Private Notes which are to be tendered in the applicable box entitled "Aggregate Principal Amount of Private Notes Tendered for Exchange." In such case, new certificates (s) for the remainder of the Private Notes that were evidenced by your old certificate(s) will be sent to the holder of the Private Notes (or such other party as you identify in the box captioned "Special Delivery Instructions"), promptly after the Expiration Date. All Private Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Private Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Private Notes to be withdrawn, the aggregate principal amount of Private Notes to be withdrawn, and (if certificates for Private Notes have been tendered) the name of the registered holder of the Private Notes as set forth on the certificate for the Private Notes, if different from that of the person who tendered such Private Notes. If the Private Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Private Notes, the tendering holder must submit the serial numbers shown on the particular Private Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Private Notes tendered for the account of an Eligible Institution. If Private Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Private Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Private Notes may not be rescinded. Private Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Private Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the Private Note(s) (or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

     If any of the Private Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Private Notes listed and transmitted hereby, no endorsement(s) of Private Note(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Private Note(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Private Notes listed, the Private Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Private Notes, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Private Notes. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Private Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Private Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any conditions or irregularity in any tender of Private Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Private Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUEST FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Private Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     10. SECURITY TRANSFER TAXES. Holders who tender their Private Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Private Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Private Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Private Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50.00 penalty. In addition, delivery of such holder's Exchange Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the

Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instruction.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Private Notes exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or
(B) the Internal Revenue Service has notified the holder that the holder is no longer subject to back withholding; or (ii) an adequate basis for exemption.

NUMBER TO GIVE THE DEPOSITORY

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Private Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------------------
          PAYER'S NAME:
-----------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE               Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX     Social Security number or
           FORM W-9                AT RIGHT AND CERTIFY BY SIGNING AND DATING       ---------------------------------
                                   BELOW.                                           Employer identification number
                                   ----------------------------------------------------------------------------------
                                   PART 2 -- Certification -- Under penalties of perjury, I certify that:
                                   (1) The number shown on this form is my correct Taxpayer Number (or I am waiting for a number to be issued to me) and
                                   (2) I am not subject to backup withholding because (i) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest of dividends, or (ii) the IRS has notified me that I am no longer subject to backup withholding.
                                   ----------------------------------------------------------------------------------

 PAYER'S REQUEST FOR TAXPAYER      Certification Instructions -- You must cross out item
  IDENTIFICATION NUMBER (TIN)      (2) in Part 2 above if you have been notified by the
                                   IRS that you are subject to backup withholding
                                   because of underreporting interest or dividends on
                                   your tax return. However, if after being notified by
                                   the IRS that you are subject to backup withholding
                                   you received another notification from the IRS           PART 3
                                   stating that you are no longer subject to backup         Awaiting
                                   withholding, do not cross out item (2).                  TIN [ ]
                                                            Date         , 1998
                                   ------------------------     ---------
                                          Signature

                                   ------------------------------------
                                          Name (please print)
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number with 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 SIGNATURE DATE:                                  DATE                      1998
                --------------------------------      ----------------------

 NAME (PLEASE PRINT)
                   -----------------------------
--------------------------------------------------------------------------------